Exhibit 10.8

配偶同意函

Spouse Consent Letter

本人，[配偶姓名]（中国公民，身份证号码：___________________），为[持股人姓名]（中国公民，身份证号码：_______________）之合法配偶。

The undersigned, [Name of Spouse] (a PRC citizen with PRC Identification Card No.: ___________________), is the lawful spouse of [Name of Shareholder] (a PRC citizen with PRC Identification Card No.: ___________________).

本人在此无条件并不可撤销地同意[持股人姓名] 于 2021年1月7日签署下列文件（下称”交易文件”），并同意按照以下文件的规定处置[持股人姓名] 持有的、并登记在其名下的盛丰物流集团有限公司（”盛丰集团”）的股权：

I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by [Name of Shareholder] on January 7, 2021, and the disposal of the equity interests of Shengfeng Logistics Group Co., Ltd. (“Shengfeng Group”) held by [Name of Shareholder] and registered in ____(his or her) name according to the following documents:

(1)	与福建天裕盛丰物流有限公司（下称”独资公司”）及盛丰集团签署的《股权质押协议》；

The Equity Pledge Agreement entered into with Fujian Tianyu Shengfeng Logistics Co., Ltd. (hereinafter referred to as the “WFOE”) and Shengfeng Group;

(2)	与独资公司及盛丰集团签署的《认购期权协议》；以及

The Call Option Agreement entered into with the WFOE and Shengfeng Group; and

(3)	与独资公司及盛丰集团签署的《股东表决权委托协议》。

The Voting Rights Proxy Agreement entered into with the WFOE and Shengfeng Group.

本人承诺不就[持股人姓名]持有的盛丰集团的股权提出任何主张。

I hereby undertake not to make any assertions in connection with the equity interests of Shengfeng Group which are held by [Name of Shareholder].

本人进一步确认，[持股人姓名]履行交易文件以及进一步修改或终止交易文件并不需要 本人另行授权或同意。

I hereby further confirm that [Name of Shareholder] can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修 订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).

(配偶同意函签字页/ Signature Page to Spouse Consent Letter)

By:	/s/ [Name of Spouse]

姓名:

(配偶姓名)

Name:	[Name of Spouse]

(Spouse Name)

日期：2021年1月7日

Date：January 7, 2021

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Schedule of Material Differences

One or more person signed a spouse consent letter under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of Spouse	Name of Shareholder	ID Card	Percentage (%)
1	Xiying Yang	Yongxu Liu	[*]	30.99
2	Zhenxin Zhang	Zhuangyuan Lin	[*]	2.59
3	Lirong Chen	Zhongdeng Pan	[*]	2.13
4	Xinyun Chen	Zhiping Yang	[*]	1.58
5	Jianying Lin	Yufan Chen	[*]	1.00
6	Lanxiang Song	Yelie Song	[*]	0.97
7	Yanling Wu	Chaoxin Yang	[*]	0.96
8	Min Luo	Daqiu Tang	[*]	0.85
9	Xiurong Liu	Guangsheng Lin	[*]	0.85

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